                         MARKED TO INDICATE CHANGES FROM PEA #43 AND PEA #45


        As filed with the Securities and Exchange Commission on May 30, 1997

--------------------------------------------------------------------------------

                                Investment Company Act of 1940 File No. 811-5683
                                                Securities Act File No. 33-25355


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                --------------
                                   FORM N-1A
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       / /

                      POST-EFFECTIVE AMENDMENT NO. 46                   /X/
                                      and
                       REGISTRATION STATEMENT UNDER THE
                      INVESTMENT COMPANY ACT OF 1940                    / /

                             AMENDMENT NO. 48                           /X/
                                --------------
                                UAM FUNDS, INC.
                        (FORMERLY THE REGIS FUND, INC.)
              (Exact Name of Registrant as Specified in Charter)
                   One International Place, Boston, MA 02110
                    (Address of Principal Executive Office)
                Registrant's Telephone Number 1 (617) 330-8900

                     Karl O. Hartmann, Assistant Secretary
                    c/o Chase Global Funds Services Company
                               73 Tremont Street
                          Boston, Massachusetts 02108
                    (Name and Address of Agent for Service)
                                --------------
                                   Copy to:
                            Audrey C. Talley, Esq.
                     Stradley, Ronon, Stevens & Young LLP
                           2600 One Commerce Square
                          Philadelphia, PA 19103-7098

                                 --------------


               It is proposed that this filing become effective:
                   (check appropriate box)
               [X] immediately upon filing pursuant to Paragraph (b)
               [_] on (date) pursuant to Paragraph (b)
               [_] 60 days after filing pursuant to Paragraph (a)
               [_] 75 days after filing pursuant to Paragraph (a)
               [_] on (date) pursuant to Paragraph (a) of Rule 485

           Registrant has previously elected to and hereby continues its election to register an indefinite number of shares pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. Registrant filed its Rule 24f-2 Notice for the fiscal year ended October 31, 1996 on December 27, 1996.

                                UAM FUNDS, INC.
                        (FORMERLY THE REGIS FUND, INC.)
                             CROSS REFERENCE SHEET
                          FILE NOS. 33-25355/811-5683


PART A OF FORM N-1A                                            LOCATION IN PROSPECTUS
-------------------                                            ----------------------
Item 1.    Cover Page......................................    Cover Page

Item 2.    Synopsis........................................    Fund Expenses; Prospectus Summary

Item 3.    Condensed Financial Information.................    Financial Highlights

Item 4.    General Description of Registrant...............    Prospectus Summary; Investment Objectives;
                                                               Investment Policies; Other Investment Policies;
                                                               Investment Limitations

Item 5.    Management of the Fund..........................    Investment Adviser; Administrative Services;
                                                               Distributor; Portfolio Transactions

Item 5A.   Management's Discussion
           of Fund Performance.............................    Included in the Registrant's Annual Report to
                                                               Shareholders dated October 31, 1996

Item 6.    Capital Stock and Other Securities..............    Purchase of Shares; Redemption of Shares;
                                                               Valuation of Shares; Dividends, Capital Gains
                                                               Distributions and Taxes; General Information
Item 7.    Purchase of Securities
           Being Offered...................................    Cover Page; Purchase of Shares

Item 8.    Redemption or Repurchase........................    Redemption of Shares

Item 9.    Pending Legal Proceedings.......................    Not Applicable


PART B OF FORM N-1A                                             LOCATION IN STATEMENT
-------------------                                             OF ADDITIONAL INFORMATION
                                                                -------------------------
Item 10.    Cover Page......................................    Cover Page

Item 11.    Table of Contents...............................    Cover Page

Item 12.    General Information and History.................    General Information

Item 13.    Investment Objective and Policies...............    Investment Objective and Policies; Investment
                                                                Limitations

Item 14.    Management of the Fund..........................    Management of the Fund; Investment Adviser

Item 15.    Control Persons and Principal
            Holders of Securities ..........................    Management of the Fund

Item 16.    Investment Advisory and
            Other Services..................................    Investment Adviser

Item 17.    Brokerage Allocation and
            Other Practices.................................    Portfolio Transactions

Item 18.    Capital Stock and Other
            Securities......................................    General Information

Item 19.    Purchase, Redemption and Pricing
            of Securities Being Offered.....................    Purchase of Shares; Redemption of Shares

Item 20.    Tax Status......................................    General Information

Item 21.    Underwriters....................................    Not Applicable

Item 22.    Calculation of Performance Data.................    Performance Calculations

Item 23.    Financial Statements............................    Financial Statements

PART C

Information required to be included in Part C is set forth under the appropriate item so numbered in Part C to this Registration Statement.

                                UAM FUNDS, INC.
                        (FORMERLY THE REGIS FUND, INC.)

                        POST-EFFECTIVE AMENDMENT NO. 46

                                    PART A


The following Prospectus is incorporated herein by reference to Post-Effective Amendment No. 45 filed on February 5, 1997:

           .         TS&W Portfolios Institutional Class Shares

The following Prospectus is also incorporated herein by reference to Post-Effective Amendment No. 44 filed on January 24, 1997:

           .         McKee Portfolios Institutional Class Shares

The following Prospectuses are also incorporated herein by reference to Post-Effective Amendment No. 43 filed on January 3, 1997:

           .         Acadian Portfolios Institutional Class Shares

           .         C&B Portfolios Institutional Class Shares
           .         DSI Portfolios Institutional Class Shares
           .         DSI Disciplined Value Portfolio Institutional Service Class
                     Shares
           .         FMA Small Company Portfolio Institutional Class Shares
           .         FMA Small Company Portfolio Institutional Service Class
                     Shares
           .         ICM Fixed Income Portfolio Institutional Class Shares
           .         ICM Equity and ICM Small Company Portfolios Institutional
                     Class Shares

           .         NWQ Portfolios Institutional Class Shares
           .         NWQ Portfolios Institutional Service Class Shares
           .         Rice, Hall, James Portfolios Institutional Class Shares
           .         SAMI Preferred Stock Income Portfolio Institutional Class
                     Shares
           .         Sirach Portfolios Institutional Class Shares
           .         Sirach Portfolios Institutional Service Class Shares
           .         Sterling Partners' Portfolios Institutional Class Shares
           .         Sterling Partners' Portfolios Institutional Service Class
                     Shares


The following Prospectus is also incorporated herein by reference to Post-Effective Amendment No. 25 filed on December 23, 1993:

           . Cambiar Anticipation Portfolio Institutional Class Shares (This Portfolio and class of shares is not yet operational.)

The following Prospectus is also incorporated herein by reference to Post-Effective Amendment No. 21 filed on August 30, 1993:


           . HJMC Equity Portfolio Institutional Class Shares (This Portfolio and class of shares is not yet operational.)

                         UAM FUNDS, INC. (THE "FUND")


                                    PART A


           The Prospectus for the Rice, Hall, James Portfolios Institutional Class Shares dated January 3, 1997 is incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant's Registration Statement on Form N-1A (File No. 33-25355) filed with the Securities and Exchange Commission on January 3, 1997. The Prospectus is supplemented by the Financial Highlights as of April 30, 1997 filed herein to comply with the Fund's undertaking to file a post-effective amendment containing reasonably current financial statements which need not be audited within four to six months of the commencement of the Rice, Hall, James Small/Mid Cap Portfolio.

                                UAM FUNDS, INC.
                   RICE, HALL, JAMES SMALL/MID CAP PORTFOLIO
                          INSTITUTIONAL CLASS SHARES

     SUPPLEMENT DATED MAY 30, 1997 TO THE PROSPECTUS DATED JANUARY 3, 1997

                             FINANCIAL HIGHLIGHTS
                                  (Unaudited)

           The following table provides financial highlights for the Rice, Hall, James Small/Mid Cap Portfolio (the "Portfolio") throughout the period presented and is part of the Portfolio's unaudited financial statements for the period ended April 30, 1997 which are included in the Portfolio's Statement of Additional Information. The Statement of Additional Information and the financial statements therein are available at no cost and can be requested by writing to the address or calling the telephone number on the cover of the Prospectus. The following should be read in conjunction with the financial statements including the notes thereto.

                                                                         Period from
                                                                     November 1, 1996***
                                                                      to April 30, 1997
                                                                         (Unaudited)
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.......................                $10.00
-----------------------------------------------------------------------------------------------
Income from Investment Operations
      Net Investment Income................................                  0.02
      Net Realized and Unrealized Gain++...................                  0.21
-----------------------------------------------------------------------------------------------
        Total From Investment Operations...................                  0.23
-----------------------------------------------------------------------------------------------
Distributions
      Net Investment Income................................                 (0.02)
-----------------------------------------------------------------------------------------------
        Total Distributions................................                 (0.02)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Period.............................                $10.21
===============================================================================================
Total Return...............................................                  2.30%+**
===============================================================================================
Ratios and Supplemental Data
Net Assets, End of Period (Thousands)......................                  $4,365
Ratio of Expenses to
    Average Net Assets.....................................                  1.25%*
Ratio of Net Investment
    Income to Average Net Assets...........................                  0.39%*
Portfolio Turnover Rate....................................                    49%**
Average Commission Rate....................................                 $0.0778
-----------------------------------------------------------------------------------------------
Voluntary Waived Fees and Expenses
     Assumed by the Adviser Per Share                                       $0.09
Ratio of Expenses to Average Net
     Assets Including Expense Offsets......................                  1.25%*
-----------------------------------------------------------------------------------------------

*     Annualized
**    Not Annualized
***   Commencement of Operations.
+ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period.
++ The amount shown for the period ended April 30, 1997 for a share outstanding throughout that period does not accord with the aggregate net losses on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.

                                UAM FUNDS, INC.
                        (FORMERLY THE REGIS FUND, INC.)


                        POST-EFFECTIVE AMENDMENT NO. 46

                                    PART B


The following Statement of Additional Information is included in this Post-Effective Amendment No. 46:

           .         Rice, Hall, James Portfolios Institutional Class Shares

The following Statement of Additional Information is incorporated herein by reference to Post-Effective Amendment No. 45 filed on February 5, 1997.

           .         TS&W Portfolios Institutional Class Shares

The following Statement of Additional Information is also incorporated herein by reference to Post-Effective Amendment No. 44:


           .         McKee Portfolios Institutional Class Shares


The following Statements of Additional Information are also incorporated herein by reference to Post-Effective Amendment No. 43:

           .         Acadian Portfolios Institutional Class Shares

           .         C&B Portfolios Institutional Class Shares

           .
           .         DSI Portfolios Institutional Class Shares and DSI
                     Disciplined Value Portfolio Institutional Service Class
                     Shares
           .         FMA Small Company Portfolio Institutional Class Shares and
                     Institutional Service Class Shares
           .         ICM Fixed Income Portfolio Institutional Class Shares
           .         ICM Equity and ICM Small Company Portfolios Institutional
                     Class Shares

           .
           . NWQ Portfolios Institutional Class Shares and Institutional Service Class Shares

           .
           .         SAMI Preferred Stock Income Portfolio Institutional Class
                     Shares
           . Sirach Portfolios Institutional Class Shares and Sirach Strategic Balanced, Growth, Special Equity and Equity Portfolios Institutional Service Class Shares
           . Sterling Partners' Portfolios Institutional Class Shares and Institutional Service Class Shares

           .


The following Statement of Additional Information is also incorporated herein by reference to Post-Effective Amendment No. 25 filed on December 23, 1993:

           . Cambiar Anticipation Portfolio Institutional Class Shares (This Portfolio and class of shares is not yet operational.)


The following Statement of Additional Information is also incorporated herein by reference to Post-Effective Amendment No. 21 filed on August 30, 1993:




           . HJMC Equity Portfolio Institutional Class Shares (This Portfolio and class of shares is not yet operational.)

                                    PART B
                                   UAM FUNDS
--------------------------------------------------------------------------------
                     RICE, HALL, JAMES SMALL CAP PORTFOLIO
                   RICE, HALL, JAMES SMALL/MID CAP PORTFOLIO
--------------------------------------------------------------------------------

              STATEMENT OF ADDITIONAL INFORMATION -- May 30, 1997


      This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds, Inc. (the "UAM Fund" or the "Fund") for the Rice, Hall, James Small Cap and Rice, Hall, James Small/Mid Cap Portfolios' Institutional Class Shares dated January 3, 1997. To obtain the Prospectus, please call the UAM Funds Service Center:

                                1-800-638-7983

                               TABLE OF CONTENTS

Investment Objectives and Policies.........................................2
Purchase of Shares.........................................................9
Redemption of Shares.......................................................9
Shareholder Services......................................................10
Investment Limitations....................................................11
Management of the Fund....................................................12
Investment Adviser........................................................14
Portfolio Transactions....................................................15
Administrative Services...................................................15
Performance Calculations..................................................16
General Information.......................................................19
Financial Statements......................................................20
Appendix -- Description of Securities and Ratings........................A-1

                      INVESTMENT OBJECTIVES AND POLICIES

      The following policies supplement the investment objectives and policies of the Rice, Hall, James Small Cap and Rice, Hall, James Small/Mid Cap Portfolios (the "Portfolios") as set forth in the Rice, Hall, James Portfolios'
Prospectus:

LENDING OF SECURITIES

      The Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repurchase agreements as discussed in the Prospectus.

SHORT-TERM INVESTMENTS

      (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of a Portfolio.

      Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations collateralized by the funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

      Each Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be purchased by each Portfolio;

      (2) Commercial paper and A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P;

      (3) Short-term corporate obligations rated BBB or better by S&P or Baa by Moody's;

      (4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

      (5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank,

Farmers Home Administration, Federal Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and

      (6) Repurchase agreements collateralized by securities listed above.

INVESTMENTS IN FOREIGN SECURITIES

      Investors in the Portfolios should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, the Portfolios may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

      As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

      Although the Portfolios will endeavor to achieve the most favorable execution costs in their portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

      Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies comprising the Portfolios' investments. However, these foreign withholding taxes are not expected to have a significant impact.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

      The U.S. dollar value of the assets of each Portfolio may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Portfolio may incur costs in connection with conversions between various currencies. Each Portfolio will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward foreign currency exchange contracts ("forward contracts") to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

      Each Portfolio may enter into forward contracts in several circumstances. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, a Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, such Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

      Additionally, when a Portfolio anticipates that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of such Portfolio's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Portfolios do not intend to enter into such forward contracts to protect the value of portfolio securities on a regular or continuous basis. The Portfolios will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate such Portfolio to deliver an amount of foreign currency in excess of the value of such Portfolio securities or other assets denominated in that currency.

      Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the performance of each Portfolio will thereby be served. The Fund's Custodian will place cash or liquid securities into a segregated account of each Portfolio in an amount equal to the value of each Portfolio's total assets committed to the consummation of forward contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will be equal to the amount of such Portfolio's commitments with respect to such contracts.

      The Portfolios generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

      It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that such Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

      If a Portfolio retains the portfolio security and engages in an offsetting transaction, such Portfolio will incur a gain or loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between a Portfolio entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, such Portfolio would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

      Each Portfolio's dealings in forward contracts will be limited to the transactions described above. Of course, the Portfolios are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

FUTURES CONTRACTS

      The Portfolios may enter into futures contracts for the purposes of hedging, remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency.

      Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

      Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Generally, margin deposits are structured as percentages (e.g., 5%) of the market value of the contracts being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolios expect to earn interest income on their margin deposits.

      Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. Each Portfolio intends to use futures contracts only for hedging purposes.

      Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed 5% of the liquidation value of each Portfolio. The Portfolios will only sell futures contracts to protect securities they own against price declines or purchase contracts to protect against an increase in the price of securities they intend to purchase. As evidence of this hedging interest, each Portfolio expects that approximately 75% of its futures contracts purchases will be "completed;" that is, equivalent amounts of related securities will have been purchased or are being purchased by a Portfolio upon sale of open futures contracts.

      Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolios' exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolios will incur commission expenses in both opening and closing out future positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

      Each Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposit on open contracts exceeds 5% of the market value of its total assets. In addition, a Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

      Each Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Portfolio has insufficient cash, it may have to sell securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close futures positions also could have an adverse impact on a Portfolio's ability to effectively hedge.

      The risk of loss in trading futures contracts in some strategies can be substantial due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in excess of the amount invested in the contract. However, because the futures strategies of each Portfolio is engaged in only for hedging purposes, the Adviser does not believe that a Portfolio is subject to the risks of loss frequently associated with futures transactions. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

      Utilization of futures transactions by a Portfolio does involve the risk of imperfect or no correlation where the securities underlying the futures contracts have different maturities than such Portfolio's securities being hedged. It is also possible that a Portfolio could lose money on futures contracts and also experience a decline in value of portfolio securities. There is also the risk of loss by a Portfolio of margin deposits in the event of bankruptcy of a broker with whom such Portfolio has an open position in a futures contract or related option.

      Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

OPTIONS

      Each Portfolio may purchase and sell put and call options on futures contracts for hedging purposes. Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract on which it is based or the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. For example, there are significant differences between the securities, futures and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. A decision as to whether, when, and how to use options involves the exercise of skill and judgement by the Adviser, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

OPTIONS ON FOREIGN CURRENCIES

      Each Portfolio may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, a Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

      Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transaction in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

      Each Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

      Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

      Each Portfolio intends to write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written of (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or liquid securities in a segregated account with the Custodian.

      Each Portfolio also intends to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which a Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Portfolio collateralizes the option by maintaining in a segregated account with the Custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

      Options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Commission. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to the regulation of the Commission. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protection afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

      Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

      The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

      In addition, futures contracts, options on futures contracts, forward contracts and options of foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (1) other complex foreign political and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

FEDERAL TAX TREATMENT OF FORWARD CURRENCY AND FUTURES CONTRACTS

      Except for transactions the Portfolios have identified as hedging transactions, each Portfolio is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on regulated futures contracts as of the end of each taxable year as well as those actually realized during the year. In most cases, any such gain or loss recognized with respect to a regulated futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss without regard to the holding period of the contract.

      In order for each Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from certain qualifying income, i.e., dividends, interest, income derived from loans of securities and gains from the sale or other disposition of stock, securities or foreign currencies, or other related income, including gains from options, futures and forward contracts, derived with respect to its business investing in stock, securities or currencies. Any net gain realized from the closing out of futures contracts will, therefore, generally be qualifying income for purposes of the 90% requirement. Qualification as a regulated investment company also requires that less than 30% of a Portfolio's gross income be derived from the sale or other disposition of stock, securities, options, futures or forward contracts (including certain foreign currencies not directly related to the Fund's business of investing in stock or securities) held less than three months. In order to avoid realizing excessive gains on securities held for less than three months, a Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts which have been open for less than three months as of the end of a Portfolio's taxable year, and which are recognized for tax purposes, will not be considered gains on securities held for less than three months for the purposes of the 30% test.

      Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of a Portfolio's taxable year) on futures transactions. Such distribution will be combined with distributions of capital gains realized on a Portfolio's other investments, and shareholders will be advised on the nature of the payment.

                              PURCHASE OF SHARES

      Shares of each Portfolio may be purchased without a sales commission at the net asset value per share next determined after an order is received in proper form by the Fund and payment is received by the Fund's Custodian. The minimum initial investment required for each Portfolio is $2,500 with certain exceptions as may be determined from time to time by the officers of the Fund. Other investment minimums are: initial IRA investment, $500; initial spousal IRA investment, $250; minimum additional investment for all accounts, $100. An order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange ("Exchange") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Memorial Day, May 26, 1997; Independence Day, July 4, 1997; Labor Day, September 1, 1997; Thanksgiving Day, November 27, 1997; Christmas Day, December 25, 1997; and New Year's Day, January 1, 1998.

      Each Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgement of management such rejection is in the best interests of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts, such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

                             REDEMPTION OF SHARES

      Each Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that either the Exchange or custodian bank is closed or trading on the Exchange is restricted as determined by the Commission,
(2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of

Shares" and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

      No charge is made by a Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by a Portfolio.

SIGNATURE GUARANTEES

      To protect your account, the Fund and Chase Global Funds Services Company ("CGFSC") from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) and/or the registered address or (2) share transfer requests.

      Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institution is available from CGFSC. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

      The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                             SHAREHOLDER SERVICES

      The following supplements the shareholder services information set forth in the Rice, Hall, James Portfolios' Prospectus:

EXCHANGE PRIVILEGE

      Institutional Class Shares of each Rice, Hall, James Portfolio may be exchanged for Institutional Class Shares of the other Rice, Hall, James Portfolio. In addition, Institutional Class Shares of each Rice, Hall, James Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds -- Institutional Class Shares at the end of the Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in the shareholder's state of residence.

      Any such exchange will be based on the respective net asset values of the shares involved. There is no sale commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

      Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. (Eastern Time) will be processed as of the close of business on the same day. Requests received after 4:00 p.m. will be processed on the next business day. Neither the Fund nor CGFSC, the Fund's Transfer Agent, will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

      For Federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

      Shareholders may transfer shares of the Fund's Portfolios to another person or entity by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                            INVESTMENT LIMITATIONS

      The following limitations supplement those set forth in the Prospectus. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Portfolio's investment limitations. Investment limitations (1), (2), (3), (4) and (5) are classified as fundamental. The Portfolios' fundamental investment limitations cannot be changed without approval by a "majority of the outstanding shares" (as defined in the 1940 Act) of each Portfolio. The Portfolios will not:

      (1) invest in physical commodities or contracts on physical commodities;

      (2) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

      (3) make loans except (i) by purchasing debt securities in accordance with its investment objectives and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;

      (4)    underwrite the securities of other issuers;

      (5) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from
             (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into options, futures or repurchase transactions;

      (6)    invest in stock or bond futures and/or options on futures unless
             (i) not more than 5% of the Portfolio's assets are required as deposit to secure obligations under such futures and/or options on futures contracts provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5% and (ii) not more than 20% of the Portfolio's assets are invested in stock or bond futures and options;

      (7)    purchase on margin or sell short except as specified in (6) above;

      (8) purchase or retain securities of an issuer if those officers and Directors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

      (9) invest for the purpose of exercising control over management of any company.

                             MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

      The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers. The following is a list of the Directors and Officers of the Fund and a brief statement of their present positions and principal occupations during the past five years. As of April 30, 1997, the Directors and officers of the Fund owned less than 1% of the Fund's outstanding shares.

John T. Bennett, Jr.         Director of the Fund; President of Squam Investment Management Company, Inc. and Great Island
College Road-RFD 3           Investment Company, Inc.; President of Bennet Management Company from 1988 to 1993.
Meredith, NH 03253
Age: 67

Philip D. English            Director of the Fund; President and Chief Executive Officer of Broventure Company, Inc.;
16 West Madison Street       Chairman of the Board of Chektec Corporation and Cyber Scientific, Inc.
Baltimore, MD 21201
Age: 47

William A. Humenuk           Director of the Fund; Partner in the Philadelphia office of the law firm Dechert Price & Rhoads;
4000 Bell Atlantic Tower     Director, Hofler Corp.
1717 Arch Street
Philadelphia, PA 19103
Age: 54

Norton H. Reamer*            Director, President and Chairman of the Fund; President, Chief Executive Officer and a Director of
One International Place      United Asset Management Corporation; Director, Partner or Trustee of each of the Investment
Boston, MA 02110             Companies of the Eaton Vance Group of Mutual Funds.
Age: 60

Peter M. Whitman, Jr.*       Director of the Fund; President and Chief Investment Officer of Dewey Square Investors Corporation
One Financial Center         since 1988; Director and Chief Executive Officer of H.T. Investors, Inc., formerly a subsidiary of
Boston, MA 02111             Dewey Square.
Age: 52

William H. Park*             Vice President of the Fund; Executive Vice President and Chief Financial Officer of United Asset
One International Place      Management Corporation.
Boston, MA 02110
Age: 49

Gary L. French*              Treasurer of the Fund; President of UAM Fund Services, Inc. and UAM Fund Distributors, Inc.; Vice
211 Congress Street          President of Operations, Development and Control of Fidelity Investments in 1995; Treasurer of the
Boston, MA 02110             Fidelity Group of Mutual Funds from 1991 to 1995.
Age: 45
----------

* These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

Robert R. Flaherty*          Assistant Treasurer of the Fund; Vice President of UAM Fund Services, Inc.; former
211 Congress Street          Manager of Fund Administration and Compliance of Chase Global Fund Services
Boston, MA 02110             Company from 1995 to 1996; Deloitte & Touche LLP from 1985 to 1995, formerly
Age: 32                      Senior Manager.

Gordon M. Shone*             Assistant Treasurer of the Fund; Vice President of Fund Administration and
73 Tremont Street            Compliance of Chase Global Funds Services Company; formerly Senior Audit
Boston, MA  02108            Manager of Coopers & Lybrand L.L.P. from 1983 to 1996.
Age: 40

Michael DeFao*               Secretary of the Fund; Vice President and General Counsel of UAM Fund Services,
211 Congress Street          Inc. and UAM Fund Distributors, Inc.; Associate Attorney of Ropes & Gray (a law
Boston, MA 02110             firm) from 1993 to 1995.
Age: 28

Karl O. Hartmann*            Assistant Secretary of the Fund; Senior Vice President and General Counsel of Chase
73 Tremont Street            Global Funds Services Company.
Boston, MA 02108
Age: 41

----------
* These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

REMUNERATION OF DIRECTORS AND OFFICERS

         The Fund pays each Director, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $6,300 per quarter. In addition, each unaffiliated Director receives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and UAM Funds Trust and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no remuneration for their service as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), the Administrator or CGFSC and receive no compensation from the Fund. The following table shows aggregate compensation paid to each of the Fund's unaffiliated Directors by the Fund and total compensation paid by the Fund, UAM Funds Trust and AEW Commercial Mortgage Securities Fund, Inc. (collectively the "Fund Complex") in the fiscal year ended October 31, 1996.


            (1)                    (2)               (3)                   (4)                (5)
                                                  Pension or                          Total Compensation
                                Aggregate     Retirement Benefits   Estimated Annual  from Registrant and
      Name of Person,          Compensation   Accrued as Part of      Benefits Upon      Fund Complex
         Position            From Registrant    Fund Expenses          Retirement      Paid to Directors
         --------            ---------------    -------------          ----------      -----------------
John T. Bennett, Jr. .....       $ 25,643             0                     0              $ 30,500
   Director
J. Edward Day.............       $ 25,643             0                     0              $ 30,500
   Former Director
Philip D. English.........       $ 25,643             0                     0              $ 30,500
   Director
William A. Humenuk........       $ 25,643             0                     0              $ 30,500
   Director

PRINCIPAL HOLDERS OF SECURITIES


     As of April 30, 1997, the following persons or organizations held of record or beneficially 5% or more of the shares of the Portfolios:

     Rice, Hall, James Small Cap Portfolio: Charles Schwab & Co., Inc., FBO Reinvest Account, Attn: Mutual Funds, 101 Montgomery Street, San Francisco, CA, 14.9%*; Hartnat and Co., NANA Regional, Attn: 0173440 070, P.O. Box 92800, Rochester, NY, 7.0%.

     Rice, Hall, James Small/Mid Cap Portfolio: Charles Schwab & Co., Inc., FBO Reinvestment Account, Attn. Mutual Funds, 101 Montgomery Street, San Francisco, CA, 11.5%*; UMBSCO & Co., FBO ACC Salaried, P.O. Box 419260, Kansas City, MO, 7.9%*; Jean Hahn, GST Exemption Trust under Trustee, Hahn Family Trust,
P.O. Box 2009, Rancho Santa Fe, CA, 7.8%*; Thomas J. Jamieson and Thomas Werdel, Trustees, FBO Virginia Trust 1, FBO William B. Colm, P.O. Box 1807, Bakersfield, CA, 7.4%*; Ronald E. Hahn, Trustee, FBO Jean E. Hardy 1996-2 Charitable Remainder Annuity Trust, P.O. Box 2526, Rancho Santa Fe, CA, 6.4%*; Catherine Thrower Ponder, P.O. Box 8330, Palm Springs, CA, 6.3%; Bank of America, Custodian, Helen A. Clarke & C. Dixon Clarke Trustees, Clarke Family Trust, Mutual Fund Dept., P.O. Box 3577, Termonlay Annex, Los Angeles, CA, 5.2%*.

--------
* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

      The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940
Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

                               INVESTMENT ADVISER

CONTROL OF ADVISER


      Rice, Hall, James & Associates (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December, 1980, for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August, 1983, UAM has acquired or organized approximately 47 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

      Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

PHILOSOPHY AND STYLE

Rice, Hall, James Small Cap Portfolio

      The Adviser applies a value oriented approach to small capitalization growth stocks. The Rice, Hall, James Small Cap Portfolio is constructed through bottom up research where stocks selected must possess catalysts -- positive fundamental changes which the Adviser believes should lead to greater investor recognition and, subsequently, higher stock prices. The Price Earnings ratios of selected stocks are typically lower than the projected 3 to 5 year earnings growth rates. Stocks are sold when they reach preset upside targets, violate preset downside price limits or when a deterioration of the fundamentals or the catalyst occur.

Rice, Hall, James Small/Mid Cap Portfolio

      The Adviser practices a fundamentally driven bottom up research approach. This approach focuses on identifying stocks of growth companies that are selling at a discount to the companies' projected earnings growth rates. Specifically, the Adviser requires that candidates for inclusion in the Portfolio have price/earnings ratios that are lower than the 3 to 5 year projected earnings growth rate. In addition, the stocks must possess catalysts, which are defined by the Adviser as fundamental events that ultimately lead to increases in revenue growth rates, expanding profit margins and/or increases in earnings growth rates that are generally not anticipated by the market. Such events can include new product introductions or applications, discovery of niche markets, new management, corporate or industry restructures, regulatory change, end market expansion, etc. Most importantly, the Adviser must be convinced that such change will lead to greater investor recognition and a subsequent rise in the stock prices within a 12 to 24 month period. Stocks are sold when they reach their upside target, violate the present downside limit or when a deterioration of the fundamental assumptions or catalysts occurs.

REPRESENTATIVE INSTITUTIONAL CLIENTS

      As of the date of this Statement of Additional Information, the Adviser's representative institutional clients included: University of Kansas Endowment, San Diego Society of Natural History, American Business Products, City of San Diego and California Western School of Law.

      In compiling this client list, the Adviser used objective criteria such as account size, geographic location and client classification. The Adviser did not use any performance based criteria. It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided.

ADVISORY FEES

      As compensation for services rendered by the Adviser under the Investment Advisory Agreements, the Portfolios pay the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rate to each Portfolio's average daily net assets for the month:

                                                                     Rate
                                                                     ----
      Rice, Hall, James Small Cap Portfolio.....................     0.75%
      Rice, Hall, James Small/Mid Cap Portfolio.................     0.80%

      For the period from July 1, 1994 (commencement of operations) to October 31, 1994, the Rice, Hall, James Small Cap Portfolio paid advisory fees of $10,000 which the Adviser waived. For the fiscal years ended October 31, 1995 and 1996, the Portfolio paid advisory fees of approximately $85,000 and $197,797, respectively. During this period, the Adviser voluntarily waived advisory fees of approximately $15,000 and $0, respectively.

                             PORTFOLIO TRANSACTIONS

      The Investment Advisory Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In doing so, a Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended October 31, 1994, 1995 and 1996, the entire Fund paid brokerage commissions of approximately $2,402,000, $2,983,000 and $2,887,884 respectively.

      Some securities considered for investment by a Portfolio may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolios and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.

                            ADMINISTRATIVE SERVICES

      The Board of Directors of the Fund approved a new Fund Administration Agreement, effective April 15, 1996, between UAM Fund Services, Inc., a wholly-owned subsidiary of UAM, and the Fund. The Fund's Directors also approved a Mutual Funds Service Agreement between UAM Fund Services, Inc. ("UAMFSI") and CGFSC dated April 15, 1996. The services provided by UAMFSI and CGFSC and the basis of the fees payable by the Fund under the Fund Administration Agreement are described in the Portfolios' Prospectus. Prior to April 15, 1996, CGFSC or its predecessor, Mutual Funds Services Company, provided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York. The basis of the fees paid to CGFSC for the most recent fiscal period to April 14, 1996 was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.20% of the first $200 million in combined assets; plus 0.12% of the next $800 million in combined assets; plus 0.08% on assets over $1 billion but less than $3 billion; plus 0.06% on assets over $3 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a designated minimum fee schedule per Portfolio, which ranged from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years.

      For the period from July 1, 1994 (commencement of operation) to October 31, 1994 and for the fiscal years ended October 31, 1995 and 1996, administrative fees paid by Rice, Hall, James Small Cap Portfolio totaled approximately $9,000, $52,000 and $88,251, respectively. Of the fees paid during the year ended October 31, 1996, Rice, Hall, James Small Cap Portfolio paid $81,427 to CGFSC and $6,824 to UAMFSI. The services provided by the Administrator and the basis of the current fees payable to the Administrator are described in the Portfolios' Prospectus.

                           PERFORMANCE CALCULATIONS

PERFORMANCE

      The Portfolios may from time to time quote various performance figures to illustrate past performance. Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the Commission. Average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of the method used to compute or express performance follows.

TOTAL RETURN

      The average annual total return of a Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis.

      The average annual total rates of return for the Institutional Class Shares of the Rice, Hall, James Small Cap Portfolio from inception and for the one year period ended on the date of the Financial Statements included herein are as follows:

                                                          Since Inception
                                                              Through
                                             One Year          Year
                                               Ended           Ended
                                            October 31,     October 31,     Inception
                                               1996            1996            Date
                                               ----            ----            ----
Rice, Hall, James Small Cap Portfolio.....    19.43%          31.52%          7/1/94

           The cumulative total rate of return for the Institutional Class Shares of the Rice, Hall, James Small/Mid Cap Portfolio from inception, November 1, 1996, through the period ended on the date of the Financial Statements included herein is as follows:

                                                     Since Inception
                                                     Through
                                                     Period Ended         Inception
                                                     April 30, 1997       Date
                                                     ---------------      ----
Rice, Hall, James Small/Mid Cap Portfolio ......     2.38%                11/1/96

      These figures are calculated according to the following formula:


      P(1+T)/n/ = ERV

where:
            P  =   a hypothetical initial payment of $1,000
            T  =   average annual total return
            n  =   number of years
          ERV  =   ending redeemable value of a hypothetical $1,000 payment
                   made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).



COMPARISONS

      To help investors better evaluate how an investment in the Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. The following publications, indices and averages may be used:

      (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

      (b) Standard & Poor's 500 Stock Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividend.

      (c) S&P Midcap 400 Index -- consists of 400 domestic stocks chosen for market size (medium market capitalization of $993 million as of February 1995), liquidity and industry group representation. It is a market-weighted index with each stock affecting the index in proportion to its market value.

      (d) The New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

      (e) Wilshire 5000 Equity index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

      (f) Lipper--Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis--measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

      (g) Morgan Stanley Capital International EAFE Index and World Index -- respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

      (h) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

      (i) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

      (j) Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

      (k) Salomon Brothers Broad Investment Grade Bond -- is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass through securities.

      (l) Lehman Brothers LONG-TERM Treasury Bond -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

      (m) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

      (n) Value Line -- composed of over 1,600 stocks in the Value Line Investment Survey.

      (o) Russell 2000 Index -- consists of the smallest 2,000 companies in the Russell 3000 Index, a U.S. equity index of the 3,000 large U.S. companies, with an average market capitalization of $1.74 billion.

      (p) Russell Midcap Index -- consists of the smallest 800 companies in the Russell 1000 Index, a U.S. equity index of the 1,000 largest companies in the Russell 3000 Index, with an average capitalization of $1.96 billion.

      (q) Callan Micro 1000 Index -- is an unmanaged index composed of the 1,000 smallest companies in the 3,000 equity universe. Callan's universe encompasses the 3,000 largest-capitalized companies across the Nasdaq, NYSE, and ASE exchanges. The index includes domestic and Canadian companies, but excludes companies in European, Japanese and emerging markets as well as ADR's.

      (r) Composite indices -- 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange; 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index; and 50% Russell MidCap Index and 50% Russell 2000 Index.

      (s) CDA Mutual Fund Report published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

      (t) Mutual Fund Source Book published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

      (u) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

      (v) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change over time in the price of goods and services in major expenditure groups.

      (w) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

      (x) Savings and Loan Historical Interest Rates -- as published by the U.S. Savings & Loan League Fact Book.

      (y) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.

      In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Portfolio to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.


                               GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

      The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's principal executive office is located at One International Place, Boston, MA 02110; however, all investor correspondence should be directed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation, as amended, authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series ("Portfolios") or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

      The Fund's policy is to distribute substantially all of a Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed income and capital gains. (See discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectus.) The amounts of any income dividends or capital gains distributions cannot be predicted.

      Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

      As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of a Portfolio at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

      Each Portfolio will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for Federal income tax purposes) such gains against any net capital losses of another Portfolio.

FEDERAL TAXES

      In order for a Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Code, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies or other income derived with respect to its business of investing in such securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of a Portfolio's annual gross income.

      Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes. Shareholders will be advised on the nature of the payments.

CODE OF ETHICS

      The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

                             FINANCIAL STATEMENTS

      The Financial Statements of the Rice, Hall, James Small Cap Portfolio for the fiscal year ended October 31, 1996 and the Financial Highlights for the respective periods presented, which appear in the Portfolio's 1996 Annual Report to Shareholders, and the report of Price Waterhouse LLP, the Fund's independent accountants, on the Financial Statements of the Rice, Hall, James Small Cap Portfolio also appearing therein, are attached to this SAI.


           Also attached to this SAI are the unaudited Financial Statements of the Rice, Hall, James Small/Mid Cap Portfolio for the period from inception on November 1, 1996 through April 30, 1997 and the Financial Highlights for the period presented.

                APPENDIX -- DESCRIPTION OF SECURITIES AND RATINGS

I. DESCRIPTION OF BOND RATINGS

     Excerpts from Moody's Investors Service, Inc. ("Moody's") description of its highest bond ratings: Aaa--judged to be the best quality; carry the smallest degree of investment risk: Aa--judged to be of high quality by all standards; A--possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa--considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured.

     Excerpts from Standard & Poor's Corporation ("S&P") description of its highest bond ratings: AAA--highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A--regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB--regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investment.

II. DESCRIPTION OF U.S. GOVERNMENT SECURITIES

     The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

     U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

     In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the GNMA are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and FNMA, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the FHLMC, are federally chartered institutions under Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

     Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

III. DESCRIPTION OF COMMERCIAL PAPER

     The Portfolios may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by S&P or Prime-1 by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with a Portfolio's investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.

     Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

IV. DESCRIPTION OF BANK OBLIGATIONS

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolios will agree to repurchase such instruments, at the Portfolios' option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolios are also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

V. DESCRIPTION OF FOREIGN INVESTMENTS

     Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, a Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

     As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

     Although the Fund will endeavor to achieve the most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

     Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies comprising the Fund's Portfolios. However, these foreign withholding taxes are not expected to have a significant impact.

RICE, HALL, JAMES SMALL CAP PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996

                                                          Shares      Value+
--------------------------------------------------------------------------------
COMMON STOCKS (93.8%)
--------------------------------------------------------------------------------
Banks (10.6%)
  *AmeriCredit Corp. .................................       30,000   $ 570,000
  Bank of Commerce/San Diego..........................       10,000     200,000
  Cole Taylor Financial Group, Inc. ..................       25,000     750,000
  Granite Financial, Inc. ............................       35,000     280,000
  IMC Mortgage Co. ...................................       10,000     370,000
  *Jayhawk Acceptance Corp. ..........................       27,500     381,562
  *Surety Capital Corp. ..............................      100,000     456,250
  UnionBancorp, Inc. .................................       48,000     564,000
                                                                       --------
                                                                      3,571,812
--------------------------------------------------------------------------------
Basic Resources (6.5%)
  Harmon Industries, Inc. ............................       37,000     629,000
  Layne, Inc. ........................................       45,000     551,250
  *Park-Ohio Industries...............................       25,000     375,000
  Universal Stainless & Alloy Products, Inc. .........       30,000     247,500
  *Whitehall Corp. ...................................       10,000     390,000
                                                                       --------
                                                                      2,192,750
--------------------------------------------------------------------------------
Construction (2.0%)
  Cavalier Homes, Inc. ...............................       18,937     352,702
  Diamond Home Services, Inc. ........................       15,000     330,000
                                                                       --------
                                                                        682,702
--------------------------------------------------------------------------------
Consumer Durables (4.3%)
  Keystone Automotive Industries, Inc. ...............       45,000     590,625
  RockShox, Inc. .....................................       31,800     401,475
  *TurboChef, Inc. ...................................       40,000     445,000
                                                                       --------
                                                                      1,437,100
--------------------------------------------------------------------------------
Consumer Non-Durables (1.1%)
  Carson, Inc. .......................................       10,000     162,500
  Unimark Group, Inc. ................................       20,000     190,000
                                                                       --------
                                                                        352,500
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES SMALL CAP PORTFOLIO
PORTFOLIO OF INVESTMENTS--(Continued)
October 31, 1996

                                                          Shares      Value+
--------------------------------------------------------------------------------
COMMON STOCKS--(continued)
--------------------------------------------------------------------------------
Energy (11.2%)
  3-D Geophysical, Inc. .............................        18,000   $ 144,000
  *Belden & Blake Corp. .............................        33,500     862,625
  *Cairn Energy USA, Inc. ...........................        75,000     778,125
  Dreco Energy Services Ltd.--Series A...............        28,500     748,125
  HS Resources, Inc. ................................        57,000     855,000
  Midcoast Energy Resources, Inc. ...................        35,000     350,000
                                                                       --------
                                                                      3,737,875
--------------------------------------------------------------------------------
Health Care (14.6%)
  *Alcide Corp.......................................         5,000      98,750
  Algos Pharmaceutical Corp..........................         3,000      37,500
  Alkermes, Inc......................................        10,000     132,500
  Alternative Living Services, Inc...................        40,000     575,000
  Andrx Corp.........................................        20,000     270,000
  *Biomira, Inc......................................        70,000     468,125
  Cardiovascular Diagnostics, Inc....................        25,000     106,250
  Cohr, Inc..........................................        17,000     416,500
  Curative Health Services, Inc......................        20,000     455,000
  Global Pharmaceutical Corp.........................        35,000     301,875
  LanVision Systems, Inc.............................        37,000     305,250
  Life Medical Sciences, Inc.........................        40,000     205,000
  Meridian Diagnostics, Inc..........................        40,000     410,000
  ResMed, Inc. ......................................        30,000     487,500
  Sterile Recoveries, Inc............................        20,000     285,000
  Tri-Point Medical Corp.............................        15,000     101,250
  *UROHEALTH Systems, Inc., Class A..................        22,000     217,250
                                                                       --------
                                                                      4,872,750
--------------------------------------------------------------------------------
Industrial (8.1%)
  *ABC Rail Products Corp............................        20,000     295,000
  Advanced Lighting Technologies, Inc................        31,000     581,250
  *Benchmark Electronics, Inc........................        23,000     681,375
  Bonded Motors, Inc.................................        25,000     181,250
  Excel Industries, Inc..............................        27,000     408,375
  *Intelect Communications Systems Ltd...............        50,000     306,250
  Meadow Valley Corp.................................        70,000     253,750
                                                                       --------
                                                                      2,707,250
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES SMALL CAP PORTFOLIO
PORTFOLIO OF INVESTMENTS--(Continued)
October 31, 1996

                                                          Shares      Value+
--------------------------------------------------------------------------------
COMMON STOCKS--(continued)
--------------------------------------------------------------------------------
Insurance (4.9%)
  Chartwell Re Corp.................................         15,000   $ 380,625
  E. W. Blanch Holdings, Inc........................         20,000     412,500
  Meadowbrook Insurance Group, Inc..................         10,000     255,000
  Superior National Insurance Group, Inc............         50,000     593,750
                                                                       --------
                                                                      1,641,875
--------------------------------------------------------------------------------
Retail (8.5%)
  CML Group, Inc....................................         53,000     258,375
  Garden Fresh Restaurant Corp......................         28,000     259,000
  *Kenneth Cole Productions, Inc., Class A..........         25,000     412,500
  Marks Bros. Jewelers, Inc.........................         10,000     222,500
  Piercing Pagoda, Inc..............................         25,000     550,000
  Rock Bottom Restaurants, Inc......................         23,500     243,813
  *Sports & Recreation, Inc.........................         20,000     172,500
  Stage Stores, Inc.................................         40,000     730,000
                                                                       --------
                                                                      2,848,688
--------------------------------------------------------------------------------
Services (7.0%)
  *Daisytek International Corp......................          7,000     267,750
  Dynamex, Inc. ....................................         50,000     537,500
  Rental Service Corp...............................         20,000     445,000
  Source Services Corp..............................         35,000     577,500
  StaffMark, Inc....................................         40,000     520,000
                                                                       --------
                                                                      2,347,750
--------------------------------------------------------------------------------
Technology (9.3%)
  Affinity Technology Group, Inc....................         25,000     181,250
  *Boca Research, Inc...............................         35,000     424,375
  *Butler International, Inc........................         55,000     570,625
  Cybex Computer Products Corp......................         30,000     510,000
  *Identix, Inc.....................................         40,000     325,000
  *Insituform Technologies, Inc., Class A...........         50,000     331,250
  Qlogic Corp.......................................         30,000     461,250
  *Southern Electronics Corp........................         20,000     187,500
  TALX Corp.........................................         15,000     108,750
                                                                       --------
                                                                      3,100,000
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES SMALL CAP PORTFOLIO
PORTFOLIO OF INVESTMENTS--(Continued)
October 31, 1996

                                                    Shares         Value+
------------------------------------------------------------------------------
COMMON STOCKS--(continued)
------------------------------------------------------------------------------
Telecommunications (5.7%)
    *Coherent Communications Systems Corp.........   30,000        $ 581,250
    *Comarco, Inc.................................   46,000          741,750
   Metro One Telecommunications...................   26,400          257,400
    *World Access, Inc............................   45,000          337,500
                                                                     -------
                                                                   1,917,900
------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (Cost $28,451,861).............................                31,410,952
------------------------------------------------------------------------------
                                                     Face
                                                    Amount
------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (4.8%)
------------------------------------------------------------------------------
Repurchase Agreement (4.8%)
   Chase Securities, Inc., 5.58%, dated 10/31/96,
      due 11/1/96, to be repurchased at
      $1,597,248, collateralized by $1,543,677 of
      various U.S. Treasury Notes, 5.875%-
      7.75%, due 3/31/99-11/30/99, valued at
      $1,597,004 (Cost $1,597,000)................  $1,597,000     1,597,000
------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.6%)
   (Cost $30,048,861) (a).........................                33,007,952
------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
   (1.4%).........................................                   480,439
------------------------------------------------------------------------------
NET ASSETS (100%).................................               $33,488,391
==============================================================================

 +    See Note A to Financial Statements.
 *    Non-Income Producing Security.
(a) The cost for federal income tax purposes was $30,049,810. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $2,958,142. This consisted of aggregate gross unrealized appreciation for all securities of $4,346,870 and aggregate gross unrealized depreciation for all securities of $1,388,728.


    The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES SMALL CAP PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996

--------------------------------------------------------------------------------
Assets
   Investments, at Cost........................................     $30,048,861
                                                                    ===========
   Investments, at Value.......................................     $33,007,952
   Cash........................................................             464
   Receivable for Investments Sold.............................         563,125
   Receivable for Portfolio Shares Sold........................          68,841
   Dividends Receivable........................................           1,510
   Interest Receivable.........................................             248
   Other Assets................................................           1,043
--------------------------------------------------------------------------------
      Total Assets.............................................      33,643,183
--------------------------------------------------------------------------------
Liabilities
   Payable for Investments Purchased...........................          90,150
   Payable for Investment Advisory Fees........................          20,981
   Payable for Administrative Fees.............................           8,159
   Payable for Custodian Fees..................................           5,753
   Payable for Directors' Fees.................................             691
   Other Liabilities...........................................          29,058
--------------------------------------------------------------------------------
      Total Liabilities........................................         154,792
--------------------------------------------------------------------------------
Net Assets.....................................................     $33,488,391
================================================================================
Net Assets Consist of:
   Paid in Capital.............................................     $27,348,382
   Accumulated Net Realized Gain...............................       3,180,918
   Unrealized Appreciation.....................................       2,959,091
--------------------------------------------------------------------------------
Net Assets.....................................................     $33,488,391
================================================================================
Institutional Class Shares
   Shares Issued and Outstanding ($0.001 par value)
      (Authorized 25,000,000)..................................       2,128,582
   Net Asset Value, Offering and Redemption Price Per Share....         $ 15.73
================================================================================

    The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES SMALL CAP PORTFOLIO
STATEMENT OF OPERATIONS

                                                               Year Ended
                                                               October 31,
                                                                  1996
--------------------------------------------------------------------------
Investment Income
   Interest...............................................       $ 92,600
   Dividends..............................................         63,144
--------------------------------------------------------------------------
      Total Income........................................        155,744
--------------------------------------------------------------------------
Expenses
   Investment Advisory Fees--Note B.......................        197,797
   Administrative Fees--Note C............................         88,251
   Registration and Filing Fees...........................         21,202
   Printing Fees..........................................         18,773
   Custodian Fees--Note D.................................         14,239
   Audit Fees.............................................         12,286
   Directors' Fees--Note G................................          2,958
   Other..................................................          7,264
--------------------------------------------------------------------------
      Total Expenses......................................        362,770
   Expense Offset--Note A.................................         (1,900)
--------------------------------------------------------------------------
      Net Expenses........................................        360,870
--------------------------------------------------------------------------
Net Investment Loss.......................................       (205,126)
--------------------------------------------------------------------------
Net Realized Gain on Investments..........................      3,396,281
Net Change in Unrealized Appreciation/Depreciation
   on Investments.........................................        733,634
--------------------------------------------------------------------------
Total Net Gain on Investments.............................      4,129,915
--------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations......    $ 3,924,789
==========================================================================

    The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES SMALL CAP PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                                  Year Ended        Year Ended
                                                                  October 31,       October 31,
                                                                     1996              1995
------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations:
   Net Investment Loss.....................................        $ (205,126)       $ (84,315)
   Net Realized Gain.......................................         3,396,281        3,474,879
   Net Change in Unrealized
      Appreciation/Depreciation............................           733,634        1,698,396
-------------------------------------------------------------------------------------------------
      Net Increase in Net Assets Resulting from
         Operations........................................         3,924,789        5,088,960
-------------------------------------------------------------------------------------------------
Distributions:
   Net Investment Income...................................                 --          (4,212)
   In Excess of Net Investment Income......................                 --          (4,272)
   Net Realized Gain.......................................        (3,317,853)               --
-------------------------------------------------------------------------------------------------
      Total Distributions..................................        (3,317,853)          (8,484)
-------------------------------------------------------------------------------------------------
Capital Share Transactions: (1)
   Issued--Regular.........................................        13,453,557        5,696,673
   --In Lieu of Cash Distributions.........................         3,273,715            8,484
   Redeemed................................................        (2,755,914)        (162,961)
-------------------------------------------------------------------------------------------------
      Net Increase from Capital Share
         Transactions......................................        13,971,358        5,542,196
-------------------------------------------------------------------------------------------------
   Total Increase..........................................        14,578,294       10,622,672
Net Assets:
   Beginning of Period.....................................        18,910,097        8,287,425
-------------------------------------------------------------------------------------------------
   End of Period (including undistributed net
      investment income of $0 and $0,
      respectively)........................................       $33,488,391      $18,910,097
=================================================================================================
(1)   Shares Issued and Redeemed:
      Shares Issued........................................           865,521          458,928
      In Lieu of Cash Distributions........................           242,677              794
      Shares Redeemed......................................          (171,457)         (11,639)
-------------------------------------------------------------------------------------------------
                                                                      936,741          448,083
=================================================================================================

   The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES SMALL CAP PORTFOLIO
FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Period


                                                                  Years Ended                   July 1,
                                                                  October 31,                  1994** to
                                                                  ------------                October 31,
                                                             1996               1995              1994
-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.................         $ 15.87              $ 11.14         $10.00
-----------------------------------------------------------------------------------------------------------
Income From Investment Operations
   Net Investment Income (Loss)......................          (0.10)               (0.07)           0.01
   Net Realized and Unrealized Gain..................            2.73                 4.81           1.13
-----------------------------------------------------------------------------------------------------------
      Total From Investment Operations...............            2.63                 4.74           1.14
-----------------------------------------------------------------------------------------------------------
Distributions
   Net Investment Income.............................              --               (0.01)             --
   In Excess of Net Investment Income................              --              (0.00)#             --
   Net Realized Gain.................................          (2.77)                   --             --
-----------------------------------------------------------------------------------------------------------
      Total Distributions............................          (2.77)               (0.01)             --
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.......................         $ 15.73              $ 15.87         $11.14
===========================================================================================================
Total Return.........................................         19.43 %             42.59 %+        11.40%+
===========================================================================================================
Ratios and Supplemental Data
Net Assets, End of Period (Thousands)................         $33,488             $ 18,910         $8,287
Ratio of Expenses to Average Net
   Assets............................................          1.37 %              1.40 %          1.40%*
Ratio of Net Investment Income (Loss) to
   Average Net Assets................................         (0.78)%             (0.63)%          0.30%*
Portfolio Turnover Rate..............................           181 %               180 %              5%
Average Commission Rate##............................         $0.0509                 N/A             N/A
-----------------------------------------------------------------------------------------------------------
Voluntary Waived Fees and Expenses
   Assumed by the Adviser Per Share..................             N/A              $ 0.01          $ 0.05
Ratio of Expenses to Average Net Assets
   Including Expense Offsets.........................          1.37 %              1.40 %             N/A
-----------------------------------------------------------------------------------------------------------

 *    Annualized
**    Commencement of Operations.
 + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.
 #    Value is less than 0.01 per share.
## For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

                      RICE, HALL, JAMES SMALL CAP PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS

      UAM Funds, Inc., and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Rice, Hall, James Small Cap Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At October 31, 1996, the UAM Funds were composed of forty active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the Rice, Hall, James Small Cap Portfolio is to provide maximum capital appreciation, consistent with reasonable risk to principal by investing primarily in small market capitalization companies.

      A. Significant Accounting Policies: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

            1. Security Valuation: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the bid price on such day. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted securities are valued not exceeding the current asked prices nor less than the current bid prices. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

            2. Federal Income Taxes: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

            3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

            Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

            4. Distributions to Shareholders: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

            The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments of net operating losses.

                      RICE, HALL, JAMES SMALL CAP PORTFOLIO

            Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications of $205,126 to increase net operating losses, with a decrease to accumulated net realized gain of $205,126.

            Current year permanent book-tax differences are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

            5. Other: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Additionally, certain expenses are apportioned among the portfolios of the UAM Funds and AEW Commercial Mortgage Securities Fund, Inc. ("AEW"), an affiliated closed-end management investment company, based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets for custodian balance credits.

      B. Advisory Services: Under the terms of an investment advisory agreement, Rice, Hall, James & Associates (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.75% of average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.40% of average daily net assets.

      C. Administration Services: Effective April 15, 1996, UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds and AEW under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.04% of average daily net assets of the Portfolio. Also effective April 15, 1996, the Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the period April 15, 1996 to October 31, 1996, UAM Fund Services, Inc. earned $54,066 from the Portfolio as Administrator of which $47,242 was paid to CGFSC for their services.

         Prior to April 15, 1996, CGFSC, served as the administrator to the UAM Funds and AEW. For its services as administrator CGFSC received annual fees, computed daily and payable monthly, based on the combined aggregate average daily net assets of the UAM Funds and AEW, as follows: 0.20% of the first $200 million of the combined aggregate net assets; plus 0.12% of the next $800 million of the combined aggregate net assets; plus 0.08% of the combined aggregate net assets in excess of $1 billion but less than $3 billion; plus 0.06% of the combined aggregate net assets in excess of $3 billion. The fees were allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and were subject to a graduated minimum fee schedule per portfolio which rose

                      RICE, HALL, JAMES SMALL CAP PORTFOLIO
from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For the period November 1, 1995 to April 15, 1996, CGFSC earned $34,185 from the Portfolio as Administrator.

      D. Custodian: Effective July 17, 1996, The Chase Manhattan Bank (the "Bank"), an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement. For the period July 17, 1996 to October 31, 1996, the amount charged to the Portfolio by the Bank aggregated $4,122, all of which is unpaid at October 31, 1996.

      E. Distribution Services: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

      F. Purchases and Sales: For the year ended October 31, 1996, the Portfolio made purchases of $54,572,752 and sales of $44,756,659 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

      G. Directors' Fees: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and AEW, and reimbursement of expenses incurred in attending Board meetings.

      H. Line of Credit: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.75%. In addition, a commitment fee of 1/10th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1996, the Portfolio had no borrowings under the agreement.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of
UAM Funds, Inc. and Shareholders of
Rice, Hall, James Small Cap Portfolio

      In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Rice, Hall, James Small Cap Portfolio (the "Portfolio"), a Portfolio of UAM Funds, Inc., at October 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
Boston, Massachusetts
December 9, 1996







--------------------------------------------------------------------------------
Federal Income Tax Information: (Unaudited)

     For the year ended October 31, 1996, the percentage of dividends that qualify for the 70% dividend received deduction for corporate shareholders is 1.1%.

RICE, HALL, JAMES SMALL/MID CAP PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30, 1997 (Unaudited)

                                                                                 Shares                              Value+
----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (85.6%)
----------------------------------------------------------------------------------------------------------------------------
Banks (4.3%)
      Barnett Banks, Inc.                                                             1                           $      27
      National Commerce Bancorp.                                                  4,400                             185,900
                                                                                               -----------------------------
                                                                                                                    185,927
----------------------------------------------------------------------------------------------------------------------------
Basic Industries (18.8%)
      Dexter Corp.                                                                5,100                             152,362
   *  Hexcel Corp.                                                                8,100                             144,788
      Interpool, Inc.                                                             7,050                              89,888
   *  Jacobs Engineering Group, Inc.                                              6,000                             153,000
      Mark IV Industries, Inc.                                                    6,405                             148,916
   *  Philip Environmental, Inc.                                                  8,400                             132,300
                                                                                               -----------------------------
                                                                                                                    821,254
----------------------------------------------------------------------------------------------------------------------------
Consumer Durables (3.4%)
      International Game Technology                                               9,200                             146,050
----------------------------------------------------------------------------------------------------------------------------
Consumer Non-Durables (15.0%)
   *  Harrah's Entertainment, Inc.                                                9,300                             148,800
      Royal Carribbean Cruises Ltd.                                               5,300                             168,937
      Sysco Corp.                                                                 4,000                             142,000
      Warnaco Group, Inc.                                                         6,800                             193,800
                                                                                               -----------------------------
                                                                                                                    653,537
----------------------------------------------------------------------------------------------------------------------------
Energy Related (4.2%)
   *  Swift Energy Co.                                                            1,400                              29,575
   *  Weatherford Enterra, Inc.                                                   4,900                             155,575
                                                                                               -----------------------------
                                                                                                                    185,150
----------------------------------------------------------------------------------------------------------------------------
Health Care (13.8%)
   *  Acuson Corp.                                                                6,900                             167,325
   *  Alza Corp.                                                                  5,000                             146,250
   *  HEALTHSOUTH Corp.                                                           5,800                             114,550
   *  Sofamor Danek Group, Inc.                                                   4,500                             175,500
                                                                                               -----------------------------
                                                                                                                    603,625
----------------------------------------------------------------------------------------------------------------------------
Insurance (13.7%)
      Horace Mann Educators Corp.                                                 4,400                             206,250
      Mercury General Corp.                                                       1,700                             105,400
      Mutual Risk Management Ltd.                                                 3,400                             124,950
      USF&G Corp.                                                                 8,100                             162,000
                                                                                               -----------------------------
                                                                                                                    598,600
----------------------------------------------------------------------------------------------------------------------------
Retail  (4.9%)
   *  Cole National Corp., Class A                                                2,600                              85,800
   *  Zale Corp.                                                                  6,900                             127,650
                                                                                               -----------------------------
                                                                                                                    213,450
----------------------------------------------------------------------------------------------------------------------------
Service (3.8%)
   *  Concord EFS, Inc.                                                           4,500                              88,875
      Lesco, Inc.                                                                 4,500                              77,625
                                                                                               -----------------------------
                                                                                                                    166,500
----------------------------------------------------------------------------------------------------------------------------
Technology (3.7%)
   *  Technical Data Corp.                                                        6,700                             163,313
----------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $3,744,755)                                                                             3,737,406
----------------------------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.


----------------------------------------------------------------------------------------------------------------------------
                                                                                Face
                                                                               Amount
----------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (13.6%)
----------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement (13.6%)
     Chase Securities, Inc. 5.20%, dated 4/30/97, due
       05/01/97, to be repurchased at $592,086,
       collateralized by $595,389 of various U.S.
       Treasury Notes, 4.75%-6.125% due 8/31/98-
       10/31/98, valued at $592,476 (Cost $592,000)                           $ 592,000                          $  592,000
----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.2%) (Cost $4,336,755) (a)                                                                   4,329,406
----------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET) (0.8%)                                                                            35,890
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                                $4,365,296
============================================================================================================================

     +  See Note A to Financial Statements.
     *  Non - Income Producing Security.
   (a) The cost for federal income tax purposes was $4,336,755. At April 30, 1997, net unrealized depreciation for all securities based on tax was $7,349. This consisted of aggregate gross unrealized appreciation for all securities of $140,182 and aggregate gross unrealized depreciation for all securities of $147,531.

   The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES SMALL/MID CAP PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
April 30, 1997 (Unaudited)


------------------------------------------------------------------------------------------------------
Assets
        Investments, at Cost.............................................     $        4,336,755
                                                                              ==================
        Investments, at Value
          (Including Repurchase Agreement of $592,000,000)...............     $        4,329,406
        Cash.............................................................                    456
        Receivable for Investments Sold..................................                 56,191
        Dividends Receivable.............................................                    276
        Interest Receivable..............................................                     86
        Receivable from Investment Adviser- Note B.......................                  4,209
------------------------------------------------------------------------------------------------
          Total Assets...................................................              4,390,624
------------------------------------------------------------------------------------------------
Liabilities
        Payable for Administrative Fees- Note C..........................                  3,982
        Payable for Custodian Fees- Note D...............................                  6,097
        Payable for Directors' Fees- Note G..............................                  1,123
        Other Liabilities................................................                 14,126
-----------------------------------------------------------------------------------------------------
          Total Liabilities..............................................                 25,328
-----------------------------------------------------------------------------------------------------
Net Assets...............................................................     $        4,365,296
=====================================================================================================
Net Assets Consist Of:
        Paid in Capital..................................................     $        4,470,481
        Undistributed Net Investment Income..............................                  1,847
        Accumulated Net Realized Loss....................................                (99,683)
        Unrealized Depreciation..........................................                 (7,349)
-----------------------------------------------------------------------------------------------------
Net Assets...............................................................     $        4,365,296
=====================================================================================================
Institutional Class Shares
        Shares Issued and Outstanding ($0.001 par value)
          (Authorized 25,000,000)........................................                427,609
        Net Asset Value, Offering and Redemption Price
          Per Share......................................................     $            10.21
=====================================================================================================


   The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES SMALL/MID CAP PORTFOLIO
STATEMENT OF OPERATIONS

                                                            Period from
                                                          November 1, 1996*
                                                          to April 30, 1997
                                                            (Unaudited)
-------------------------------------------------------------------------------

Investment Income
 Interest ..........................................           $15,754
 Dividends .........................................             8,238
-------------------------------------------------------------------------------
  Total Income .....................................            23,992
-------------------------------------------------------------------------------
Expenses
 Investment Advisory Fees - Note B
  Basic Fees........................................ $11,625
  Less Fees Waived.................................. (11,625)        -
 Administrative Fees - Note C.......................            14,800
 Registration and Filing Fees.......................             4,952
 Printing Fees......................................             9,948
 Custodian Fees-Note D..............................             6,097
 Audit Fees.........................................             6,332
 Legal Fees.........................................             1,537
 Directors' Fees - Note G...........................             1,580
 Other..............................................               683
 Expenses Assumed by the Adviser-Note B.............           (27,649)
-------------------------------------------------------------------------------
  Net Expenses .....................................            18,280
-------------------------------------------------------------------------------
Net Investment Income ..............................             5,712
-------------------------------------------------------------------------------
Net Realized Loss on Investments ...................           (99,683)

Net Change in Unrealized Appreciation/Depreciation
 on Investments ....................................            (7,349)
-------------------------------------------------------------------------------
Total Net Loss on Investments ......................          (107,032)
-------------------------------------------------------------------------------
Net Decrease in Net Assets
 Resulting from Operations .........................       $  (101,320)
===============================================================================


*  For the period November 1, 1996(Commencement of Operations) to April 30,
   1997.


   The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES SMALL/MID CAP PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                                        Period from
                                                                     November 1, 1996*
                                                                     to April 30, 1997
                                                                        (Unaudited)
---------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income..............................................     $      5,712
  Net Realized Loss  ................................................          (99,683)
  Net Change in Unrealized Appreciation/Depreciation ................           (7,349)
---------------------------------------------------------------------------------------
    Net Decrease in Net Assets Resulting from Operation .............         (101,320)
---------------------------------------------------------------------------------------
Distributions:
  Net Investment Income..............................................           (3,865)
---------------------------------------------------------------------------------------
Capital Share Transactions: (1)
  Issued - Regular ..................................................        5,438,371
         - In Lieu of Cash Distributions ............................            3,433
  Redeemed ..........................................................         (971,323)
---------------------------------------------------------------------------------------
    Net Increase from Capital Share Transactions.....................        4,470,481
---------------------------------------------------------------------------------------
  Total Increase  ...................................................        4,365,296
Net Assets:
  Beginning of Period ...............................................                -
---------------------------------------------------------------------------------------
  End of Period (including undistributed net investment
   income of $1,847).................................................     $  4,365,296
=======================================================================================
(1) Shares Issues and Redeemed:
    Shares Issued ...................................................          519,454
    In Lieu of Cash Distributions  ..................................              340
    Shares Redeemed .................................................          (92,185)
---------------------------------------------------------------------------------------
                                                                               427,609
=======================================================================================

* Commencement of Operations.


   The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES SMALL/MID CAP PORTFOLIO
FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout the Period

                                                   Period from
                                                November 1, 1996***
                                                to April 30, 1997
                                                   (Unaudited)
------------------------------------------------------------------
Net Asset Value, Beginning of Period...............        $10.00
------------------------------------------------------------------
Income From Investment Operations
     Net Investment Income.........................          0.02
     Net Realized and Unrealized Gain++............          0.21
------------------------------------------------------------------
        Total From Investment Operations...........          0.23
------------------------------------------------------------------
Distributions
     Net Investment Income.........................         (0.02)
------------------------------------------------------------------
        Total Distributions........................         (0.02)
------------------------------------------------------------------
Net Asset Value, End of Period ....................        $10.21
==================================================================
Total Return.......................................          2.30% + **
==================================================================
Ratios and Supplemental Data
Net Assets, End of Period (Thousands)..............        $4,365
Ratio of Expenses to
    Average Net Assets.............................          1.25% *
Ratio of Net Investment
    Income to Average Net Assets...................          0.39% *
Portfolio Turnover Rate............................            49% **
Average Commission Rate ...........................       $0.0778
------------------------------------------------------------------
Voluntarily Waived Fees and Expenses
    Assumed by the Adviser Per Share                        $0.09
Ratio of Expenses to Average Net
    Assets Including Expense Offsets...............          1.25% *
------------------------------------------------------------------

*  Annualized
** Not Annualized
***Commencement of Operations.
+ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period.
++ The amount shown for the period ended April 30, 1997 for a share outstanding throughout that period does not accord with the aggregate net losses on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.

   The accompanying notes are an integral part of the financial statements.

                   RICE, HALL, JAMES SMALL/MID CAP PORTFOLIO
                   NOTES TO FINANCIAL STATEMENTS (Unaudited)

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Rice, Hall, James Small/Mid Cap Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At April 30, 1997, the UAM Funds were composed of forty-two active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the Rice, Hall, James Small/Mid Cap Portfolio is to provide maximum capital appreciation, consistent with reasonable risk to principal by investing primarily in small/mid market capitalization companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

      1. Security Valuation: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the bid price on such day. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted securities are valued not exceeding the current asked prices nor less than the current bid prices. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

      2. Federal Income Taxes: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

      3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

         Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

      4. Distributions to Shareholders: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

     5. Other: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets for custodian balance credits.

B. Advisory Services: Under the terms of an investment advisory agreement, Rice, Hall, James & Associates (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.80% of average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.25% of average daily net assets.

C. Administration Services: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.04% of average daily net assets of the Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the period ended April 30, 1997, UAM Fund Services, Inc. earned $14,800 from the Portfolio as Administrator of which $14,219 was paid to CGFSC for their services.

D. Custodian: The Chase Manhattan Bank, an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement.

E. Distribution Services: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

F. Account Services: Effective February 28, 1997, the UAM Funds entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services.

G. Directors' Fees: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending Board meetings.

H. Purchases and Sales: For the period ended April 30, 1997, the Portfolio made purchases of $5,035,758 and sales of $1,191,321 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

I. Line of Credit:   The Portfolio, along with certain other portfolios of UAM
Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 1/10th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the period ended April 30, 1997, the Portfolio had no borrowings under the agreement.

J. Other:   At April 30, 1997, there was one shareholder owning 12% of the aggregate total shares outstanding of the Portfolio.

                                     PART C

                                 UAM FUNDS, INC.
                         (FORMERLY THE REGIS FUND, INC.)

                        POST-EFFECTIVE AMENDMENT NO.46

                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits

         (A)   Financial Statements

               Incorporated by reference to Post-Effective Amendment No.43 (in Part A) for the classes of shares listed below are "Financial Highlights" for the period from the date indicated to the fiscal year ended October 31, 1996:

               Acadian International Equity Portfolio Institutional Class Shares
                (March 29, 1993)
               Acadian Emerging Markets Portfolio Institutional Class Shares
                (June 17, 1993)
               C & B Balanced Portfolio Institutional Class Shares
                (December 29, 1989)
               C & B Equity Portfolio Institutional Class Shares (May 15, 1990) DSI Disciplined Value Portfolio Institutional Class Shares
                (December 12, 1989)
               DSI Limited Maturity Bond Portfolio Institutional Class Shares
                (December 18, 1989)
               DSI Money Market Portfolio Institutional Class Shares
                (December 28, 1989)
               FMA Small Company Portfolio Institutional Class Shares
                (July 31, 1991)
               ICM Equity Portfolio Institutional Class Shares (October 1, 1993) ICM Fixed Income Portfolio Institutional Class Shares
                (November 3, 1992)
               ICM Small Company Portfolio Institutional Class Shares
                (April 19, 1989)
               McKee U.S. Government Portfolio Institutional Class Shares
                (March 2, 1995)
               McKee Domestic Equity Portfolio Institutional Class Shares
                (March 2, 1995)
               McKee International Equity Portfolio Institutional Class Shares
                (May 26, 1994)
               NWQ Balanced Portfolio Institutional Class Shares
                (August 2, 1994)
               NWQ Value Equity Portfolio Institutional Class Shares
                (September 21, 1994)
               NWQ Balanced Portfolio Institutional Service Class Shares
                (January 22, 1996)
               Rice, Hall, James Small Cap Portfolio Institutional Class Shares
                (July 1, 1994)
               Sirach Fixed Income Portfolio Institutional Class Shares
                (December 1, 1993)
               Sirach Growth Portfolio Institutional Class Shares
                (December 1, 1993)
               Sirach Short-Term Reserves Portfolio Institutional Class Shares
                (December 1, 1993)
               Sirach Strategic Balanced Portfolio Institutional Class Shares
                (December 1, 1993)
               Sirach Special Equity Portfolio Institutional Class Shares
                (October 2, 1989)
               Sirach Equity Portfolio Institutional Class Shares (July 1, 1996) Sirach Growth Portfolio Institutional Service Class Shares
                (March 22, 1996)
               Sirach Special Equity Portfolio Institutional Service Class
                Shares (March 22, 1996)
               SAMI Preferred Stock Income Portfolio Institutional Class Shares
                (June 23, 1992)
               Sterling Partners' Balanced Portfolio Institutional Class Shares
                (March 15, 1991)
               Sterling Partners' Equity Portfolio Institutional Class Shares
                (March 15, 1991)
               Sterling Partners' Short-Term Fixed Income Portfolio
                Institutional Class Shares (February 10, 1992)
               TS&W Equity Portfolio Institutional Class Shares (July 17, 1992) TS&W Fixed Income Portfolio Institutional Class Shares
                (July 17, 1992)
               TS&W International Equity Portfolio Institutional Class Shares
                (December 18, 1992)

Included in Part B:

The following audited Financial Statements for the Rice, Hall, James Small Cap Portfolio are included in Part B of this Post-Effective Amendment:

     (a)   Statement of Net Assets as of October 31, 1996;

     (b)   Statement of Operations for the period ended October 31, 1996;

     (c)   Statement of Changes in Net Assets for the period ended
            October 31, 1996;

     (d)   Financial Highlights as of October 31, 1996;

     (e)   Notes to Financial Statements; and

     (f)   Report of Independent Accountants.

The following unaudited Financial Statements for the Rice, Hall, James Small/Mid Cap Portfolio are also included in Part B of this Post-Effective Amendment:

     (a)   Statement of Net Assets as of April 30, 1997;

     (b)   Statement of Operations for the period ended April 30, 1997;

     (c)   Statement of Changes in Net Assets for the period ended
            April 30, 1997;

     (d)   Financial Highlights as of April 30, 1997; and

     (e)   Notes to Financial Statements.


The Financial Statements for the following portfolios are incorporated by reference to Post-Effective Amendment No. 45 filed on February 5, 1997.

TS&W Equity Portfolio
TS&W Fixed Income Portfolio
TS&W International Equity Portfolio

The Financial Statements for the following Portfolios are also incorporated herein by reference to Post-Effective Amendment No. 44 filed on January 24, 1997:

McKee U.S. Government Portfolio
McKee Domestic Equity Portfolio
McKee International Equity Portfolio

The Financial Statements for the following Portfolios are also incorporated herein by reference to the Annual Reports for the Fund each dated
October 31, 1996, filed electronically pursuant to Section 30(b)(2) of the Investment Company Act of 1940, as amended, (Accession Number: 0000950109-96-008722):

Acadian International Equity Portfolio
Acadian Emerging Markets Portfolio
C & B Balanced Portfolio
C & B Equity Portfolio
DSI Disciplined Value Portfolio
DSI Limited Maturity Bond Portfolio

DSI Money Market Portfolio
FMA Small Company Portfolio
ICM Equity Portfolio
ICM Fixed Income Portfolio
ICM Small Company Portfolio
NWQ Balanced Portfolio
NWQ Value Equity Portfolio

Sirach Fixed Income Portfolio
Sirach Growth Portfolio
Sirach Short-Term Reserves
Sirach Strategic Balanced Portfolio
Sirach Special Equity Portfolio
Sirach Equity Portfolio
SAMI Preferred Stock Income Portfolio
Sterling Partners' Balanced Portfolio
Sterling Partners' Equity
Sterling Partners' Short-Term Fixed Income Portfolio

The Financial Statements for the above-referenced Portfolios for the time periods set forth in each Portfolio's Annual Report dated October 31, 1996 include:

(a)  Statement of Net Assets as of October 31, 1996;

(b)  Statement of Operations for the period ended October 31, 1996;

(c)  Statement of Changes in Net Assets for the period ended October 31, 1996;

(d)  Financial Highlights as of October 31, 1996;

(e)  Notes to Financial Statements; and

(f)  Report of Independent Accountants.

        (B)      EXHIBITS

                 Exhibits previously filed by the Fund are incorporated by reference to such filings. The following table describes the location of all exhibits. In the table, the following references are used: RS = original Registration Statement on Form N-1A filed October 31, 1988; Pre EA = Pre-Effective Amendment No. 1 filed March, 1989; PEA = Post-Effective Amendment (pertinent numbers for each PEA are included after "PEA", e.g., PEA #3 means the third PEA under the Securities Act of 1933.)

                                                    INCORPORATED BY
        EXHIBIT                                 REFERENCE TO (LOCATION):
        -------                                 ------------------------

1.   Articles of Incorporation                PEA#37
     A.    Amendments                         PEA#37
     B.    Articles Supplementary             PEA#37, PEA#41, PEA#42, PEA#44.
                                              PEA#45


2.   By-Laws                                  Pre EA

3.   Voting Trust Agreement                   Not Applicable


4.   Specimen of Securities                   PEA #1, PEA #2, PEA #12, PEA #13,
                                              PEA #16, PEA #19, PEA #21, PEA
                                              #24, PEA# 25, PEA#33, PEA#37,
                                              PEA#39, PEA#40, PEA#41, PEA#42,
                                              PEA#45

5.   Investment Advisory Agreements           RS, Pre EA, PEA #1, PEA #2, PEA
                                              #5, PEA #7, PEA #12, PEA #13, PEA
                                              #16, PEA #19, PEA #21, PEA #24,
                                              PEA# 25, PEA#31, PEA#33, PEA#37,
                                              PEA#40, PEA#41, PEA#42, PEA#44,
                                              PEA#45


6.   Distribution Agreement                   PEA #2

     Form of Amended and Restated
     Distribution Agreement between
     RFI Distributors and The Regis
     Fund, Inc.                               PEA #28

7.   Directors' and Officers'
     Contracts and Programs                   Not Applicable

8.   Custody Agreements
     A.    Custodian Agreement                Pre EA
     B.    Corporate Custody Agreement        PEA#2
     C.    Global Custody Agreement           PEA#44

9.   Other Material Contracts
     A.    Fund Administration
           Agreement between UAM
           Funds, Inc. and UAM Fund
           Services, Inc.                     PEA#40

     B.    Mutual Funds Service Agreement
           between UAM Fund Services, Inc.
           and Chase Global Funds Services
           Company                            PEA#40



                                                       INCORPORATED BY
     EXHIBIT                                           REFERENCE TO (LOCATION):
     -------                                           ------------------------

10.  Opinion and Consent of Counsel                    Pre EA

11.  Other Opinions and Consents
     A.    Consent of Independent Accountants
           with respect to 1996 Annual Reports         PEA#43

     B.    Consent of Independent Accountants
           with respect to 1996 Annual Report
           for the McKee Portfolios                    PEA#44

     C.    Consent of Independent Accountants
           with respect to 1996 Annual Report
           for the TS&W Portfolios                     PEA#45

     D.    Consent of Independent Accountants
           with respect to 1996 Annual Report
           for the Rice, Hall, James Small Cap
           Portfolio                                   Filed herewith


12.  Other Financial Statements
     A.    1996 Annual Reports                         PEA#43


13.  Agreements relating to Initial
     Capital
     A.    Purchase Agreement                          Pre EA

14.  Model Retirement Plans                            Not Applicable

15.  12b-1 Plans
     A.    Form of Distribution Plan                   PEA #28
     B.    Form of Selling Dealer Agreement            PEA #28
     C.    Form of Shareholder Services Plan           PEA #28
     D.    Form of Service Agreement
           (12b-1 Plan)                                PEA #28
     E.    Form of Service Agreement
           (Shareholder Services Plan)                 PEA #28

16.  Performance Quotation Schedules
     for the period ended:

     A.    October 31, 1996                            PEA#43
     B.    October 31, 1996 (for McKee Portfolios)     PEA#44
     C.    October 31, 1996 (for TS&W Portfolios)      PEA#45
     D.    October 31, 1996 (for Rice, Hall, James
           Small Cap Portfolio) and April 30, 1997
           (for Rice, Hall, James Small/Mid Cap
           Portfolio)                                  Filed herewith

18.  Rule 18f-3 Multiple Class Plan                    PEA #36

24.  Powers of Attorney                                PEA #5, PEA #8, PEA #35


27.  Financial Data Schedules
     for the period ended:

     A.    October 31, 1996                            PEA #43
     B.    October 31, 1996 (for McKee Portfolios)     PEA #44
     C.    October 31, 1996 (for TS&W Portfolios)      PEA #45
     D.    October 31, 1996 (for Rice, Hall, James
           Small Cap Portfolio) and April 30, 1997
           (for Rice, Hall, James Small/Mid Cap
           Portfolio)                                  Filed Herewith

ITEM 26. NUMBER OF HOLDERS OF SECURITIES (MARCH 31, 1997).

     Acadian Emerging Markets Portfolio Institutional Class Shares...................................      39
     Acadian International Equity Portfolio Institutional Class Shares...............................      17
     C&B Balanced Portfolio Institutional Class Shares...............................................      48
     C&B Equity Portfolio Institutional Class Shares.................................................     188
     C&B Equity Portfolio for Taxable Investors Institutional Class Shares...........................       8
     DSI Disciplined Value Portfolio Institutional Class Shares......................................      78
     DSI Limited Maturity Bond Portfolio Institutional Class Shares..................................      41
     DSI Money Market Portfolio Institutional Class Shares...........................................      72
     FMA Small Company Portfolio Institutional Class Shares..........................................      46
     ICM Equity Portfolio Institutional Class Shares.................................................      75
     ICM Fixed Income Portfolio Institutional Class Shares...........................................      36
     ICM Small Company Portfolio Institutional Class Shares..........................................     331
     McKee Domestic Equity Portfolio Institutional Class Shares......................................      26
     McKee International Equity Portfolio Institutional Class Shares.................................      41
     McKee U.S. Government Portfolio Institutional Class Shares......................................      22
     NWQ Balanced Portfolio Institutional Class Shares...............................................      20
     NWQ Balanced Portfolio Institutional Service Class Shares.......................................      17
     NWQ Value Equity Portfolio Institutional Class Shares...........................................      22
     Rice, Hall, James Small Cap Portfolio Institutional Class Shares................................     375
     Rice, Hall, James Small\Mid Cap Portfolio Institutional Class Shares............................      79
     SAMI Preferred Stock Income Portfolio Institutional Class Shares................................      20
     Sirach Equity Portfolio Institutional Class Shares .............................................      30
     Sirach Fixed Income Portfolio Institutional Class Shares........................................      41
     Sirach Growth Portfolio Institutional Class Shares..............................................     135
     Sirach Growth Portfolio Institutional Service Class Shares......................................      12
     Sirach Short-Term Reserves Portfolio Institutional Class Shares.................................      34
     Sirach Special Equity Portfolio Institutional Class Shares......................................     190
     Sirach Special Equity Portfolio Institutional Service Class Shares..............................       7
     Sirach Strategic Balanced Portfolio Institutional Class Shares..................................      71
     Sirach Strategic Balanced Portfolio Institutional Service Class Shares..........................       2
     Sterling Partners' Balanced Portfolio Institutional Class Shares................................     137
     Sterling Partners' Equity Portfolio Institutional Class Shares..................................     111
     Sterling Partners' Short-Term Fixed-Income Portfolio Institutional Class Shares.................      68
     Sterling Partners' Small Cap Portfolio Institutional Class Shares...............................      61
     TS&W Equity Portfolio Institutional Class Shares................................................     260
     TS&W Fixed Income Portfolio Institutional Class Shares..........................................     170
     TS&W International Equity Portfolio Institutional Class Shares..................................     384
     HJMC Equity Portfolio Institutional Class Shares *..............................................       0
     McKee Small Cap Equity Portfolio Institutional Class Shares*....................................       0
     NWQ Value Equity Portfolio Institutional Service Class Shares *.................................       0
     Sterling Partners' Balanced Portfolio Institutional Service Class Shares*.......................       0
     Sterling Partners' Equity Portfolio Institutional Service Class Shares*.........................       0


     Sterling Partners' Short-Term Fixed-Income Portfolio Institutional Service Class Shares*........       0
     TS&W Balanced Portfolio Institutional Class Shares*.............................................       0

     TOTAL...........................................................................................   3,314

     * Portfolio has been authorized for sale of shares but has yet to begin operations.

ITEM 27. INDEMNIFICATION

     Reference is made to Article NINTH of the Registrant's Articles of Incorporation, which was filed as Exhibit No. 1 to the Registrant's initial registration statement. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provision, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefor, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

     Reference is made to the captions "Investment Adviser" and "Administrative Services" in the Prospectuses constituting Part A of this Registration Statement and "Management of the Fund" and "Investment Adviser" in Part B of this Registration Statement.

     Acadian Asset Management, Inc.

     Listed below are the executive officers and directors of Acadian Asset Management, Inc. ("AAM"). The business address of AAM is Two International Place
- 26th Floor, Boston, Massachusetts 02110. No officer or director of AAM has any other affiliation with the Registrant.

           Dr. Gary L. Bergstrom, President and Director
           Ronald D. Frashure, Executive Vice President and Director John R. Chisholm, Senior Vice President
           Stella M. Hammond, Senior Vice President
           Churchill G. Franklin, Senior Vice President
           Richard O. Michaud, Senior Vice President
           Matthew V. Pierce, Senior Vice President
           James W. Graves, Senior Vice President

     Cooke & Bieler, Inc.

     Listed below are the executive officers and directors of Cooke & Bieler, Inc. ("C&B"). The business address of C&B is 1700 Market Street, Philadelphia, Pennsylvania 19103. No officer or Director of C&B has any other affiliation with the Registrant.

           James C. A. McClennon, Partner and Director
           Robert B. Arthur, Partner and Director
           Walter W. Grant, Partner and Director
           Charles E. Haldeman, Partner and Director
           John J. Medveckis, Partner and Director
           Russell G. Redenbaug, Partner and Director

               Ronald D. Henrikisen, Director
               Robert R. Glauber, Director
               R. James O'Neil, Vice President
               Bruce A. Smith, Vice President
               Peter A. Thompson, Vice President
               Kermit S. Eck, Vice President
               Michael M. Meyer, Vice President

           Dewey Square Investors Corporation

           Listed below are the executive officers and directors of Dewey Square Investors Corporation ("DSI"). The business address of DSI is One Financial Center, Boston, Massachusetts 02111. Mr. Whitman is a director of the Registrant. No other officer or director of DSI has any other affiliation with the Registrant.

               Peter M. Whitman, Jr., President
               Ronald L. McCullough, Vice President
               G.A. David Gray, Vice President
               Eva S. Dewitz, Vice President
               Marilyn R. Stegner, Secretary and Treasurer

           Fiduciary Management Associates, Inc.

           Listed below are the executive officers and directors of Fiduciary Management Associates, Inc. ("FMA"). The business address of FMA is 55 West Monroe Street, Suite No. 2550, Chicago, Illinois 60603. No officer or director of FMA has any other affiliation with the Registrant.

               Robert F. Carr III, Director, Chairman and Secretary
               Patricia A. Falkowski, President & Chief Investment Officer Robert W. Thornburgh, Jr., Executive Vice President and Treasurer Philip E. Arnold, Chairman of Executive Committee
               Lloyd J. Spicer, Senior Vice President
               Albert W. Gustafson, Senior Vice President

           Investment Counselors of Maryland, Inc.

           Listed below are the executive officers and directors of Investment Counselors of Maryland, Inc. ("ICM"). The business address of ICM is 803 Cathedral Street, Baltimore, Maryland 21201. No officer or director of ICM has any other affiliation with the Registrant.

               Craig Lewis, Principal and Director
               Linda W. McCleary, Principal and Director
               Robert D. McDorman, Jr., Principal and Director Stephen T. Scott, Principal and Director
               David E. Nelson, Principal and Director
               Paul L. Borssuck, Principal
               Charles W. Neuhauser, Senior Vice President
               Daniel O. Shackelford, Senior Vice President
               Robert F. Boyd, Executive Vice President

           C.S. McKee & Company, Inc.

           Listed below are the executive officers and directors of C.S. McKee & Company, Inc. ("C.S. McKee"). The business address of C.S. McKee is One Gateway Center, Pittsburgh, Pennsylvania 15222. No officer or director of C.S. McKee has any other affiliation with the Registrant.

               Charles E. Jacobs, Chairman
               James H. Hanes, President and Director
               Joseph F. Bonomo, Jr., Senior Vice President
               Walter C. Bean, Senior Vice President
               William J. Andrews, Vice President
               Kathryn J. Murin, Senior Vice President
               Joseph A. Murvar, Portfolio Manager
               Malcolm G. Nimick, Portfolio Manager
               Norman S. Allan, Senior Vice President
               Bradford J. Hanes, Assistant Vice President
               Lloyd F. Stamy, Jr., Senior Vice President
               William Vescio, Vice President
               Susan A. Darragh, Treasurer

           NWQ Investment Management Company

           Listed below are the executive officers and directors of NWQ Investment Management Company, Inc. ("NWQ"). The business address of NWQ is 655 South Hope Street, 11th Floor, Los Angeles, California 90017. No officer or director of NWQ has any other affiliation with the Registrant.

               David A. Polak, President and Director
               Edward C. Friedel, Jr., Director and Managing Director
               James P. Owen, Managing Director
               James H. Galbreath, Director and Managing Director
               Mary-Gene Slaven, Clerk, CFO, COO and Managing Director Michael C. Mendez, Managing Director
               Phyllis G. Thomas, Managing Director
               Paul R. Guastamacchio, Vice President and Portfolio Manager Martin Pollack, Vice President and Portfolio Manager
               Thomas J. Laird, Vice President and Portfolio Manager
               Justin T. Clifford, Vice President
               Jeffrey M. Cohen, Vice President and Portfolio Manager
               Karen S. McCue, Vice President and Director of Institutional
                 Marketing
               Ronald R. Sternal, Vice President
               Ronald R. Halverson, Vice President
               Kathy Seraff, Vice President

           Rice, Hall, James & Associates

           Listed below are the executive officers and directors of Rice, Hall, James & Associates ("RHJ"). The business address of RHJ is 600 West Broadway, Suite 1000, San Diego, California 92101. No officer or director of RHJ has any other affiliation with the Registrant.

               Walter H. Beck, Director and Partner
               Charles G. King, Partner and Portfolio Manager
               Thomas W. McDowell, Director, President, Chief Executive Officer
                and Portfolio Manager
               Gary S. Rice, Partner and Portfolio Manager

               David P. Tessmer, Director, Partner and Portfolio Manager Timothy A. Todaro, Partner and Portfolio Manager
               Samuel R. Trozzo, Chairman and Portfolio Manager
               Mitchell S. Little, Partner
               Michelle P. Connell, Partner and Portfolio Manager
               James Dickinson, Partner and Portfolio Manager
               Patricia A. Urbonya, Partner and Operations Manager

           Sirach Capital Management, Inc.

           Listed below are the executive officers and directors of Sirach Capital Management, Inc. ("Sirach"). The business address of Sirach is 3323 One Union Square, 600 University Street, Seattle, Washington 98101. No officer or director of Sirach has any other affiliation with the Registrant.

               Harvey G. Bateman, Treasurer and Director
               Barry E. Fetterman, Secretary and Director
               Thomas Gillespie, Vice President and Director
               George B. Kauffman, Chairman of the Board and Director William B. Sanders, President and Director

           Spectrum Asset Management, Inc.

           Listed below are the executive officers and directors of Spectrum Asset Management, Inc. ("SAMI"). The business address of SAMI is 4 High Ridge Park, Stamford, Connecticut 06905. No officer or director of SAMI has any other affiliation with the Registrant.

               Scott T. Fleming, Chairman of the Board and Chief Financial
                 Officer
               Bernard M. Sussman, Senior Vice President
               L. Phillip Jacoby, IV, Vice President - Portfolio Management Margaret S. Gilliland, Vice President
               Patrick G. Hurley, Hedge Manager

           Sterling Capital Management Company

           Listed below are the executive officers and directors of Sterling Capital Management Company ("Sterling"). The business address of Sterling is One First Union Center, 301 S. College Street, Suite 3200, Charlotte, NC 28246. No officer or director of Sterling has any other affiliation with the Registrant.

               W. Olin Nisbet, III, Chairman and Chief Executive Officer Mark W. Whalen, President
               David M. Ralston, Chief Investment Officer
               J. Calvin Rivers, Executive Vice President
               Harry F. Wolfe, Jr., Senior Vice President
               Alexander W. McAlister, Senior Vice President
               James R. Norris, Senior Vice President
               Brian R. Walton, Senior Vice President
               Eduardo A. Brea, Vice President
               Mary D. Chaney, Vice President and Secretary/Treasurer Rebecca G. Douglass, Vice President
               Mary Weeks Frutain, Vice President
               Esther L. Glenn Vice President

           Thompson, Siegel & Walmsley, Inc.

           Listed below are the executive officers and directors of Thompson, Siegel and Walmsley, Inc. ("TS&W"). The business address of TS&W is 5000 Monument Avenue, Richmond, Virginia 23230. No officer or director of TS&W has any other affiliation with the Registrant.

                   John T. Siegel, President, Treasurer and Director
                   Matthew G. Thompson, Senior Vice President and Director
                   S. Pierce Walmsley, IV, Senior Vice President and Director Kathleen M. Blanton, Vice President
                   Lori N. Anderson, Vice President
                   Charles A. Gomer, III, Vice President
                   Paul A. Ferwerda, Vice President
                   Peter D. Hartman, Vice President
                   G.D. Rothenberg, Vice President
                   Horace P. Whitworth, II, Vice President and Secretary Elizabeth Cabell Jennings, Vice President
                   Alan C. Ashworth, Vice President

           AAM, C&B, DSI, FMA, ICM, C.S. McKee, NWQ, RHJ, Sirach, SAMI, Sterling and TS&W are each wholly-owned affiliates of United Asset Management Corporation ("UAM"), a Delaware corporation acquiring and owning firms engaged primarily in institutional investment management.

ITEM 29. PRINCIPAL UNDERWRITERS

           (a) UAM Fund Distributors, Inc., the firm which acts as sole distributor of the Registrant's shares, also acts as distributor for UAM Funds Trust (formerly The Regis Fund
                   II).

           (b)     Not applicable.

           (c)     Not applicable.

ITEM 30.           LOCATION OF ACCOUNTS AND RECORDS

           The books, accounts and other documents required by Section 3(a) under the Investment Company Act of 1940, as amended (the "1940 Act") and rules promulgated thereunder will be maintained in the physical possession of the Registrant, the Registrant's Advisers, the Registrant's Sub-Transfer and Sub-Administrative Agent (Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts 02108) and the Registrant's Custodian Bank (The Chase Manhattan Bank, 4 Chase MetroTech Center, Brooklyn, New York 11245.)

ITEM 31.           MANAGEMENT SERVICES

           Not applicable.

ITEM 32.           UNDERTAKINGS

           (a)     Not applicable

           (b)     (i)     Registrant undertakes to file a post-effective
amendment containing reasonably current financial statements, which need not be certified for the TS&W Balanced Portfolio within four to six months of the effective date of such Portfolio or the commencement of operations of the Portfolio, whichever is later.

                   (ii) Registrant undertakes to file a post-effective amendment containing reasonably current financial statements, which need not be certified for the McKee Small Cap Equity Portfolio within four to six months of the effective date of such Portfolio or the commencement of operations of the Portfolio, whichever is later.

                   (iii) Registrant undertakes to file a post-effective amendment containing reasonably current financial statements, which need not be certified for the Sterling Partners' Small Cap Value Portfolio within four to six months of the effective date of such Portfolio or the commencement of operations of the Portfolio, whichever is later.

                   (iv) Registrant undertakes to file a post-effective amendment containing reasonably current financial statements, which need not be certified for the C & B Equity Portfolio for Taxable Investors and C & B Mid Cap Equity Portfolio within four to six months of the effective date of such Portfolios or the commencement of operations of each Portfolio, whichever is later.

                   (v) Registrant undertakes to file a post-effective amendment containing reasonably current financial statements, which need not be certified, for the DSI Balanced Portfolio Institutional Class Shares within four to six months of the commencement of operations of the Portfolio.

                   (vi) Registrant undertakes to file a post-effective amendment containing reasonably current financial statements, which need not be certified, for the HJMC Equity Portfolio Institutional Class Shares within four to six months of the commencement of operations of such Portfolio.

                   (vii) Registrant undertakes to file a post-effective amendment containing reasonably current financial statements, which need not be certified, for the Cambiar Anticipation Portfolio Institutional Class Shares within four to six months of the commencement of operations of the Portfolio.

           (c)     Registrant undertakes to comply with the provisions of
Section 16(c) of the 1940 Act in regard to shareholders' rights to call a meeting of shareholders for the purpose of voting on the removal of Directors and to assist in shareholder communications in such matters, to the extent required by law. Specifically, the Registrant will, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, call a meeting of shareholders for the purpose of voting upon the question of the removal of a Director and the Registrant will assist in shareholder communications as required by Section 16(c) of the 1940 Act.

           (d) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Boston and Commonwealth of Massachusetts on the 30th day of May, 1997.

                                                          UAM FUNDS, INC.

                                                                 *
                                                          ----------------------
                                                          Norton H. Reamer
                                                          Chairman and President

           Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


             *             , Chairman and President       May 30, 1997
---------------------------
Norton H. Reamer



             *             , Director                     May 30, 1997
---------------------------
John T. Bennett, Jr.



             *             , Director                     May 30, 1997
---------------------------
Philip D. English



             *             , Director                     May 30, 1997
---------------------------
William A. Humenuk



             *             , Director                     May 30, 1997
---------------------------
Peter M. Whitman, Jr.



/s/ Gary L. French         , Treasurer and Principal      May 30, 1997
---------------------------  Financial and Accounting
Gary L. French               Officer



/s/ Karl O. Hartmann                                      May 30, 1997
---------------------------
* Karl O. Hartmann
(Attorney-in-Fact)

                                 UAM FUNDS, INC.
                         (FORMERLY THE REGIS FUND, INC.)

                           FILE NOS. 811-5683/33-25355



                          POST-EFFECTIVE AMENDMENT #46


                                  EXHIBIT INDEX

Exhibit No.                           Description
-----------                           -----------

   11(D) Consent of Independent Accountants with respect to 1996 Annual Report for the Rice, Hall, James Small
                            Cap Portfolio

   16                       Performance Quotations Schedules

   27                       Financial Data Schedules for the periods ended
                            October 31, 1996 and April 30, 1997